UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2020

Moxian, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-37902	27-3729742
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Units B&C, Block D, Fuhua Tower, 8 Chaoyangmen North Road, Dongcheng District,

Beijing 100027, Peoples Repubic of China

(address of principal executive offices) (zip code)

Tel: +86 (010) 5332-0602

(registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	MOXC	Nasdaq Capital Market

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Registrant held its Annual Meeting at 11:00 AM local time on September 26, 2020, at Room A, Level 2, Carpenter Haus, 36 Carpenter Street, Singapore. A total of 12,316,234 of the Registrant’s 16,191,529 shares of common stock were present in person or by proxy, representing a quorum of 76.07% of eligible voting shares outstanding.

Four proposals were submitted to and approved by the shareholders. The proposals are described in detail in the Registrant’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on August 24, 2020 (“Proxy Statement”). The final results for the votes regarding each proposal are set forth below.

1. Shareholders elected six directors to the Registrant’s Board of Directors to hold office for a one-year term until the annual meeting of Shareholders in 2021 or until their successors are elected and qualified. The six people receiving a plurality of the vote of “For” votes were elected as directors: Hao Qinghu, Lionel Choong Khuat Leok, Wendy Wang Yingjie, William Yap Guan Hong, David Cheang Sien Chan and James Tan Mengdong.

The votes for each of the nominees were as follows:

	For	Against	Abstain
Hao Qinghu	10,163,441	62	290
Lionel Choong Khuat Leok	10,163,444	17	332
Wendy Wang Yingjie	10,163,420	46	327
William Yap Guan Hong	10,162,924	17	852
David Cheang Sien Chan	10,162,901	82	810
James Tan Mengdong	10,162,921	62	810

2. Shareholders ratified the selection of Centurion ZD CPA & Co. as independent registered public accounting firm for the fiscal year ending September 30, 2020. The votes regarding this proposal were as follows:

For	Against	Abstain
12,264,554	39,742	11,938

3. Shareholders approved a nonbinding advisory resolution regarding the compensation of the Registrant’s named executive officers. The votes regarding this proposal were as follows:

For	Against	Abstain
10,162,837	471	485

4. Shareholders approved the frequency of a nonbinding advisory resolution regarding the compensation of the Registrant’s named executive officers. The votes regarding this proposal were as follows:

Every Year	Every Two Years	Every Three Years	Abstain
8,178,562	1,685	1,983,101	445

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOXIAN, INC.

Date: September 30, 2020	By:	/s/ Tan Wanhong
	Name:	Tan Wanhong
	Title:	Chief Financial Officer